                                                                   EXHIBIT 10.36


                                     MASTER
                                   CONVEYANCE


         NATIONAL ENERGY GROUP, INC., a Delaware corporation (herein called "Grantor"), whose address is 4925 Greenville Avenue, Suite 1400, Dallas, Texas 75206, for Ten Dollars and other good and valuable considerations (the receipt and sufficiency of which is hereby acknowledged), does hereby GRANT, BARGAIN, SELL, CONVEY, ASSIGN, TRANSFER, SET OVER, and DELIVER unto NEG HOLDING LLC, a Delaware limited liability company, whose address is c/o Icahn Associates Corp., 767 Fifth Avenue, 47th Floor, New York, New York 10153 (herein called "Grantee") the following described properties, rights and interests (the "Assets"):

(a) All of Grantor's undivided right, title and interest in and to each of the properties described in Exhibit A hereto and all associated oil, gas and/or mineral leases and any ratification's and/or amendments to such leases; and

(b) Without limitation of the foregoing, all of Grantor's right, title and interest (of whatever kind or character, whether legal or equitable, and whether vested or contingent) in and to the oil, gas and other minerals in and under or that may be produced from the properties described in Exhibit A hereto, including, without limitation, interests in all oil, gas and/or mineral leases covering such properties, overriding royalties, production payments and net profits interests, fee mineral interests, fee royalty interests and all other interests in such oil, gas and other minerals, even though Grantor's interest in such oil, gas and other minerals may be incorrectly described in, or omitted from, such Exhibit A; and

(c) All of Grantor's right, title and interest in and to, or otherwise derived from, all presently existing and valid oil, gas and/or mineral unitization, pooling, and/or communitization agreements, declarations and/or orders and in and to the oil and gas properties covered and the units created thereby (including, without limitation, all units formed under orders, rules, regulations, or other official acts of any federal, state, or other authority having jurisdiction, and voluntary unitization agreements, designations and/or declarations) relating to the properties described in subsections (a) and (b) above; and

(d) All of Grantor's right, title and interest in and to all presently existing and valid rights-of-way and easements, production sales contracts, operating agreements, unit agreements and other agreements and contracts which relate to any of the oil and gas properties described herein; and

(e) All of Grantor's right, title and interest in and to all materials, supplies, machinery, equipment, improvements and other personal property and fixtures (including, but not by way of limitation, all wells, wellhead equipment, pumping units, flowlines, tanks, buildings, injection facilities, saltwater disposal facilities, compression facilities, gathering systems, and other equipment) located on the properties described in subsections (a), (b) and (c) above and/or used in connection with the exploration, development, operation or maintenance thereof; and

(f) All of Grantor's interest in the operating agreements and certain oil and gas production, gas gathering, transportation, treating, processing and similar such contracts pertaining to the oil and gas properties described herein, which contracts are separately identified and assigned by Grantor to Grantee by a separate instrument between the parties; and

(g) All proceeds, benefits, income or revenue attributable to the properties described herein from and after May 1, 2001 at 7:00 a.m. local time at the location of the Assets, and received in connection with accounts relating to the properties (including joint interest billings under applicable operating agreements and proceeds from the sale of oil and gas attributable to the properties from and after May 1, 2001 at 7:00 a.m. local time at the location of the Assets); and

(h) All of Grantor's lease files, abstracts and title opinions, production records, well files, accounting records (but not including general financial accounting or tax accounting records), electric logs and all other logs, engineering files, geological and geophysical data, maps, interpretations and records (subject to any contractual or other restrictions relating to the transfer of such data, maps, interpretations and records), and other files, documents and records which directly relate to the oil and gas properties described herein, subject to Grantor's right to retain copies of the same.

         TO HAVE AND TO HOLD the Assets unto Grantee, its successors and assigns, forever.

         THIS CONVEYANCE IS MADE WITHOUT WARRANTIES OR REPRESENTATIONS OF ANY KIND, ALL REPRESENTATIONS AND WARRANTIES BEING EXPRESSLY DISCLAIMED, EXCEPT THAT GRANTOR WARRANTS AND AGREES TO DEFEND TITLE TO THE ASSETS AGAINST THE LAWFUL CLAIMS AND DEMANDS OF ALL PERSONS CLAIMING THE SAME OR ANY PART THEREOF BY, THROUGH, OR UNDER GRANTOR, BUT NOT OTHERWISE, AND SPECIFICALLY IN THIS CONNECTION, BUT WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, ALL EQUIPMENT, OTHER PERSONAL PROPERTY, AND FIXTURES SOLD AND CONVEYED TO GRANTEE ARE SOLD AND CONVEYED ON AN "AS IS" AND "WHERE IS" BASIS, AND GRANTOR EXPRESSLY DISCLAIMS ANY AND ALL SUCH OTHER REPRESENTATIONS AND WARRANTIES. WITHOUT LIMITATION OF THE FOREGOING, THE ASSETS SHALL BE CONVEYED PURSUANT HERETO WITHOUT ANY WARRANTY OR REPRESENTATION, WHETHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, RELATING TO THE CONDITION, QUANTITY, QUALITY, FITNESS FOR A PARTICULAR PURPOSE, CONFORMITY TO THE MODELS OR SAMPLES OF MATERIALS OR MERCHANTABILITY OF ANY EQUIPMENT OR ITS FITNESS FOR ANY PURPOSE WITHOUT ANY OTHER EXPRESS, IMPLIED, STATUTORY OR OTHER WARRANTY OR REPRESENTATION WHATSOEVER. GRANTEE SHALL HAVE INSPECTED, OR WAIVED (AND UPON CLOSING SHALL BE DEEMED TO HAVE WAIVED) ITS RIGHT TO INSPECT, THE ASSETS FOR ALL PURPOSES AND SATISFIED ITSELF AS TO THEIR PHYSICAL AND ENVIRONMENTAL CONDITION, BOTH SURFACE AND SUBSURFACE, INCLUDING BUT NOT LIMITED TO CONDITIONS SPECIFICALLY RELATED TO THE PRESENCE, RELEASE OR DISPOSAL OF HAZARDOUS SUBSTANCES, SOLID WASTES, ASBESTOS OR OTHER MANMADE FIBERS OR NATURALLY OCCURRING RADIOACTIVE MATERIALS ("NORM") IN, ON OR UNDER THE ASSETS. GRANTEE IS RELYING SOLELY UPON ITS OWN INSPECTION OF THE ASSETS, AND GRANTEE SHALL ACCEPT ALL OF THE SAME IN THEIR "AS IS, WHERE IS" CONDITION. ALSO WITHOUT LIMITATION OF THE FOREGOING, GRANTOR MAKES NO WARRANTY OR REPRESENTATION, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, AS TO THE ACCURACY OR COMPLETENESS OF ANY DATA, REPORTS, RECORDS, PROJECTIONS, INFORMATION OR MATERIALS NOW, HERETOFORE OR HEREAFTER FURNISHED OR MADE AVAILABLE TO GRANTEE IN CONNECTION WITH THIS CONVEYANCE INCLUDING, WITHOUT LIMITATION, RELATIVE TO PRICING ASSUMPTIONS, OR QUALITY OR QUANTITY OF HYDROCARBON RESERVES (IF ANY) ATTRIBUTABLE TO THE ASSETS OR THE ABILITY OR POTENTIAL OF THE ASSETS TO PRODUCE HYDROCARBONS OR THE ENVIRONMENTAL CONDITION OF THE ASSETS OR ANY OTHER MATTERS CONTAINED IN THE PROPRIETARY DATA OR ANY OTHER MATERIALS FURNISHED OR MADE AVAILABLE TO GRANTEE BY GRANTOR OR BY GRANTOR'S AGENTS OR REPRESENTATIVES. ANY AND ALL SUCH DATA, RECORDS, REPORTS, PROJECTIONS, INFORMATION AND OTHER MATERIALS (WRITTEN OR ORAL)

FURNISHED BY GRANTOR OR OTHERWISE MADE AVAILABLE OR DISCLOSED TO GRANTEE SHALL NOT CREATE OR GIVE RISE TO ANY LIABILITY OF OR AGAINST GRANTOR AND ANY RELIANCE ON OR USE OF THE SAME SHALL BE AT GRANTEE'S SOLE RISK TO THE MAXIMUM EXTENT PERMITTED BY LAW.

         This conveyance is made with subrogation of Grantee as to any representations and warranties heretofore made by others relative to the Assets.

         IN WITNESS WHEREOF this Conveyance has been executed and delivered on September 12, 2001, effective as to runs of oil and deliveries of gas, and for all other purposes, as of 7:00 a.m. local time at the locations of the Assets, respectively on May 1, 2001.

                                    GRANTOR:
                                    NATIONAL ENERGY GROUP, INC.


                                    By: /s/ BOB G. ALEXANDER
                                        ----------------------------------------
                                    Name:  Bob G. Alexander
                                    Title: President and Chief Executive Officer




                                    GRANTEE:
                                    NEG HOLDING LLC
                                    By: Gascon Partners, Member
                                    By: Astral Gas Corp., Member


                                    By: /s/ EDWARD E. MATTNER
                                        ----------------------------------------
                                    Name:  Edward E. Mattner
                                    Title: President


                    [Master Conveyance NEG and NEG Holding]

                                 ACKNOWLEDGMENTS


STATE OF TEXAS                   )
                                 )
COUNTY OF DALLAS                 )


         Before me, the undersigned Notary Public in and for said County and State on this day personally appeared Bob G. Alexander, to me personally known, who, being by me fully sworn, did say that he is the President and Chief Executive Officer of National Energy Group, Inc., a Delaware corporation, and that the foregoing instrument was signed in behalf of the corporation as the free act and deed of the corporation.

         Given under my hand and official seal this 12th day of Sept. 2001.


       [NOTARY SEAL]                 /s/ MARILYN J. GRAHAM
      MARILYN J. GRAHAM              -------------------------------------------
   MY COMMISSION EXPIRES             Notary Public in and for the State of Texas
      August 31, 2002




STATE OF NEW YORK                )
                                 )
COUNTY OF NEW YORK               )

         Before me, the undersigned Notary Public in and for said County and State on this day personally appeared Edward E. Mattner, to me personally known, who, being by me fully sworn, did say that he is the President of Astral Gas Corp., a Delaware corporation and that the foregoing instrument was signed in behalf of the corporation as the free act and deed of the corporation.

         Given under my hand and official seal this 12th day of September, 2001.

                                  /s/ DOLORES TOOMEY
                                  ----------------------------------------------
                                  Notary Public in and for the State of New York

My commission expires:
     5/31/2002
---------------------                              DOLORES TOOMEY
                                           NOTARY PUBLIC, STATE OF NEW YORK
                                                    NO. 41-4771811
                                              Qualified in Queens County
                                          Commission Expires May 31, 2002

                                    EXHIBIT A


                          NATIONAL ENERGY GROUP, INC.
                           PROPERTIES CONTRIBUTED TO
                                 NEG HOLDING LLC
                                   MAY 1, 2001

                                   EXHIBIT "A"

Attached to and made a part of that certain Master Conveyance between NATIONAL ENERGY GROUP, INC., Grantor and NEG HOLDING LLC, Grantee


STATE            COUNTY                 PROSPECT                         WELL NAME               PROSPECT ID
-----            ------                 --------                         ---------               -----------
AR             CRAWFORD           ALMA PROSPECT                       MCCARTY B 8-2 C & T           10029
AR             CRAWFORD           KIBLER WILLIAMS PROSPECT            GREGORY 2-C, ELMER            10019
AR             CRAWFORD           KIBLER WILLIAMS PROSPECT            GREGORY 2-T, ELMER            10020
AR             CRAWFORD           KIBLER WILLIAMS PROSPECT            GREGORY 3-C, ELMER            10021
AR             CRAWFORD           KIBLER WILLIAMS PROSPECT            GREGORY 3-T, ELMER            10022
AR             FRANKLIN           AETNA PROSPECT                      BURCHAM HEIRS 21-3            10012
AR             FRANKLIN           AETNA PROSPECT                      BURCHAM HEIRS 28-2 C & T      10008
AR             FRANKLIN           AETNA PROSPECT                      BURCHAM HEIRS 28-4            10058
AR             FRANKLIN           PETER PENDER PROSPECT               MCGEE 15-2                    10032
AR             FRANKLIN           PETER PENDER PROSPECT               MCGEE 15-3                    11257
AR             FRANKLIN           PETER PENDER PROSPECT               VEST 15-1, ALVIN              10051
AR             FRANKLIN           PETER PENDER PROSPECT               MCGEE 15-1                    10031
AR             JOHNSON            CLARKSVILLE PROSPECT                BLACKBURN 16-5 C & T          10007
AR             JOHNSON            CLARKSVILLE PROSPECT                GROVER - POTEET 16-2          10348
AR             JOHNSON            KNOXVILLE PROSPECT                  TACKETT 2-3                   10050
AR             JOHNSON            KNOXVILLE PROSPECT                  WHARTON 35-2                  10052
AR             JOHNSON            KNOXVILLE PROSPECT                  TACKETT 2-4                   11059
AR             JOHNSON            SPADRA PROSPECT                     NEW JERSEY ZINC 8-3 C         10034
AR             JOHNSON            SPADRA PROSPECT                     NEW JERSEY ZINC 8-3 T         10035
AR             LOGAN              LOGAN COUNTY                        FREEMAN 27-1                  11676
AR             POPE               MORELAND PROSPECT                   JENSEN 7-2, GRACE             10027
AR             POPE               OAK GROVE PROSPECT                  BURRIS 15-1                   10059
AR             POPE               ROSS PROSPECT                       CROTTS 16-5                   10014
AR             SEBASTIAN          MASSARD PROSPECT                    ACME  BRICK 22-3              10001
LA             CALCASIEU          SWING PROSPECT                      PRAIRIE LAND COMPANY 15 #1    12587
LA             CALCASIEU          SWING PROSPECT                      BROUSSARD 1 VERLY             11884
LA             IBERVILLE          BAYOU SORREL EAST PROSPECT          SCHWING PROD FAC              11465
LA             IBERVILLE          BAYOU SORREL EAST PROSPECT          SCHWING 2, C E (LOWER)        11026
LA             IBERVILLE          BAYOU SORREL EAST PROSPECT          SL 2102                       12086
LA             IBERVILLE          BAYOU SORREL EAST PROSPECT          SCHWING 1, C E                10088
LA             IBERVILLE          BAYOU SORREL EAST PROSPECT          SCHWING 2D, C E (UPPER)       11090
LA             IBERVILLE          BAYOU SORREL EAST PROSPECT          SCHWING 3, C E (SWD)          11671
LA             IBERVILLE          BAYOU SORREL EAST PROSPECT          SCHWING ET AL 4, C E (SWD)    11670
LA             IBERVILLE          BAYOU SORREL PROSPECT               BAYOU SORREL MARINE           12035
LA             IBERVILLE          FROG LAKE SOUTH                     BAIST COOPERAGE A 1 (SFL)     11661

                                   EXHIBIT "A"

Attached to and made a part of that certain Master Conveyance between NATIONAL ENERGY GROUP, INC., Grantor and NEG HOLDING LLC, Grantee

STATE            COUNTY                 PROSPECT                                WELL NAME                           PROSPECT ID
-----            ------                 --------                                ---------                           -----------
 LA            JEFFERSON DAVIS          LAKE ARTHUR SOUTH PROSPECT              WINN 1, E                               11017
 LA            LAFAYETTE                NEG - MISCELLANEOUS                     COASTAL PIPE YARD                       12044
 LA            LAFOURCHE                LAKE BOEUF SOUTH PROSPECT               BOWIE LUMBER CO 2                       10089
 LA            LAFOURCHE                LAKE BOEUF SOUTH PROSPECT               BOWIE LUMBER CO 3                       11626
 LA            LAFOURCHE                LAKE BOEUF SOUTH PROSPECT               BOWIE LUMBER CO                         11404
 LA            LAFOURCHE                SANCHEZ PROSPECT                        ORDOGNE #1                              12583
 LA            LAFOURCHE                TREGRE PROSPECT                         ROB 3 RA SUA; M MAESTRI ETAL 1          11646
 LA            ST JAMES                 NORTH BRILLIANT POINT                   ENTERGY #1                              11677
 NE            KIMBALL                  MISCELLANEOUS - NE PROSPECT             BLODGETT 1                              10098
 NM            LEA                      UNKNOWN                                 EXXON A FEDERAL 1 & 2                   11783
 OK            ALFALFA                  ASHLEY SOUTHEAST PROSPECT               BUCKLES 32-2                            10227
 OK            BECKHAM                  CARPENTER PROSPECT                      BUGHER 24-1                             10175
 OK            BECKHAM                  CARPENTER PROSPECT                      FOWLER 19-3                             11829
 OK            BECKHAM                  CARPENTER PROSPECT                      MERRICK 25-2                            12257
 OK            BECKHAM                  CARPENTER PROSPECT                      MOLLETT 4-2 (WB)                        10199
 OK            BECKHAM                  CARPENTER PROSPECT                      PERRYMAN 24-2                           11051
 OK            BECKHAM                  CARPENTER PROSPECT                      PERRYMAN 24-3                           11627
 OK            BECKHAM                  CARPENTER PROSPECT                      PERRYMAN 24-4                           12258
 OK            BECKHAM                  CARPENTER PROSPECT                      PERRYMAN 24-5                           12256
 OK            BECKHAM                  CARPENTER PROSPECT                      THORNTON 19-2                           10213
 OK            BLAINE                   EAGLE RIVER                             COWAN "19" #1                           12584
 OK            BLAINE                   WATONGA-CHICKASHA PROSPECT              BODE 21-1                               10156
 OK            BLAINE                   WATONGA-CHICKASHA PROSPECT              SCOTT 17-1                              10164
 OK            CADDO                    BINGER PROSPECT                         OPITZ 1-1                               10430
 OK            CADDO                    BINGER PROSPECT                         BARGER 11-1                             10388
 OK            CADDO                    BINGER PROSPECT                         BEAVERS 3-1                             10390
 OK            CADDO                    BINGER PROSPECT                         BERTHA 13-1                             10391
 OK            CADDO                    BINGER PROSPECT                         BOLES 12-1, FRANKLIN                    10394
 OK            CADDO                    BINGER PROSPECT                         DUNCAN 12-1, J W                        10402
 OK            CADDO                    BINGER PROSPECT                         DUNCAN 12-2, J W                        10403
 OK            CADDO                    BINGER PROSPECT                         EDGE 11-1, FRANK                        10404
 OK            CADDO                    BINGER PROSPECT                         EDGE 11-1, IDA                          10405
 OK            CADDO                    BINGER PROSPECT                         EDWARD 2-1                              10406
 OK            CADDO                    BINGER PROSPECT                         EDWARD 2-2                              10407
 OK            CADDO                    BINDER PROSPECT                         MARGIE 19-1                             10424

                                   EXHIBIT "A"

Attached to and made a part of that certain Master Conveyance between NATIONAL ENERGY GROUP, INC., Grantor and NEG HOLDING LLC, Grantee


STATE            COUNTY                 PROSPECT                                WELL NAME                       PROSPECT ID
-----            ------                 --------                                ---------                       -----------
 OK            CADDO                    BINGER PROSPECT                         RACKLEY 18-1                       10432
 OK            CADDO                    BINGER PROSPECT                         RACKLEY 18-2                       10433
 OK            CADDO                    BINGER PROSPECT                         SHAW 11-1                          10437
 OK            CADDO                    BINGER PROSPECT                         STEVENS 13-2                       10442
 OK            CADDO                    BINGER PROSPECT                         STEVENS 13-5                       10445
 OK            CADDO                    BINGER PROSPECT                         STEVENS 13-6                       10446
 OK            CADDO                    BINGER PROSPECT                         STEVENS 13-7                       10447
 OK            CADDO                    BINGER PROSPECT                         WILLIAMS 3-1 (MARCHAND)            10454
 OK            CADDO                    BINGER PROSPECT                         WILLIAMS 3-1 (RED FORK)            10455
 OK            CADDO                    BINGER PROSPECT                         WILLIAMS 3-2                       10456
 OK            CADDO                    BINGER PROSPECT                         STEVENS 13-4                       10444
 OK            CADDO                    BINGER PROSPECT                         SHAW 11-2                          10438
 OK            CANADIAN                 CONCHO PROSPECT                         REESE 18-1                         10656
 OK            CANADIAN                 CONCHO PROSPECT                         ENLOW 10-1                         10531
 OK            CANADIAN                 EL RENO PROSPECT                        ATKINSON 11-1 (WB)                 10473
 OK            CANADIAN                 EL RENO PROSPECT                        ATKINSON 11-2 (WB)                 10474
 OK            CANADIAN                 EL RENO PROSPECT                        EVANS 12-4 (WB)                    10538
 OK            CANADIAN                 EL RENO PROSPECT                        RAGLAND 24-1                       10652
 OK            CANADIAN                 EL RENO PROSPECT                        SCHWAB 15-2                        10682
 OK            CANADIAN                 EL RENO PROSPECT                        SCHWAB 15-3                        10683
 OK            CANADIAN                 EL RENO PROSPECT                        SCHWAB 15-4                        10684
 OK            CANADIAN                 EL RENO PROSPECT                        VEPRIN 12-1 (WB)                   10708
 OK            CANADIAN                 EL RENO PROSPECT                        VERNA A 7-1 (WB)                   10709
 OK            CANADIAN                 EL RENO PROSPECT                        EVANS 12-1 (WB)                    10536
 OK            CANADIAN                 MUSTANG PROSPECT                        BALL 19-1                          10478
 OK            CANADIAN                 MUSTANG PROSPECT                        BERKLEY 30-1                       10482
 OK            CANADIAN                 NEG - MISCELLANEOUS                     INTEGRITY PUMP SUPPLY              12078
 OK            CANADIAN                 OKARCHE SOUTHWEST PROSPECT              ROTHER 10-4                        10662
 OK            CANADIAN                 OKARCHE SOUTHWEST PROSPECT              R0THER 11-4                        10663
 OK            CANADIAN                 OKARCHE SOUTHWEST PROSPECT              ROTHER 2-4 (WB)                    10665
 OK            CANADIAN                 RICHLAND PROSPECT                       WILDS 1-1                          10739
 OK            CANADIAN                 RICHLAND PROSPECT                       ADDISON 15-1 (WB)                  10465
 OK            CANADIAN                 RICHLAND PROSPECT                       ALFADALE FARMS 2-1 (WB)            10466
 OK            CANADIAN                 RICHLAND PROSPECT                       ALFADALE FARMS 2-2 (WB)            10467
 OK            CANADIAN                 RICHLAND PROSPECT                       ALFADALE FARMS 2-3 (W13)           10468

                                   EXHIBIT "A"

Attached to and made a part of that certain Master Conveyance between NATIONAL ENERGY GROUP, INC., Grantor and NEG HOLDING LLC, Grantee


STATE     COUNTY                           PROSPECT                    WELL NAME                     PROSPECT ID
-----    --------                 ---------------------------    ----------------------              -----------
 OK      CANADIAN                  RICHLAND PROSPECT             BEECHER 11-1                           10481
 OK      CANADIAN                  RICHLAND PROSPECT             DAVIS 3-3, MILTON (WB)                 10518
 OK      CANADIAN                  RICHLAND PROSPECT             DAVIS 3-4, MILTON (WB)                 10519
 OK      CANADIAN                  RICHLAND PROSPECT             JENSEN 34-2 (WB)                       10575
 OK      CANADIAN                  RICHLAND PROSPECT             JENSEN 34-4 (WB)                       10577
 OK      CANADIAN                  RICHLAND PROSPECT             JENSEN 35-4 WB                         10581
 OK      CANADIAN                  RICHLAND PROSPECT             JONES 33-2, LOTTIE                     10587
 OK      CANADIAN                  RICHLAND PROSPECT             MILLS 4-3. WALTER                      10634
 OK      CANADIAN                  RICHLAND PROSPECT             MILLS 4-4, WALTER                      10635
 OK      CANADIAN                  RICHLAND PROSPECT             OYLER 25-1 (WB)                        10643
 OK      CANADIAN                  RICHLAND PROSPECT             ROBISON 33-1 (SINGER)                  10661
 OK      CANADIAN                  RICHLAND PROSPECT             SCHUMACHER 22-2 (WB)                   10678
 OK      CANADIAN                  RICHLAND PROSPECT             SCHUMACHER 22-3 (WB)                   10679
 OK      CANADIAN                  RICHLAND PROSPECT             SCHUMACHER 22-4 (WB)                   10680
 OK      CANADIAN                  RICHLAND PROSPECT             WILDS 1-2                              10718
 OK      CANADIAN                  UNION CITY PROSPECT           ANDERSON 25-1, LLOYD                   10471
 OK      CANADIAN                  UNION CITY PROSPECT           BOLLINGER 22-1                         10485
 OK      CANADIAN                  UNION CITY PROSPECT           BRANDLEY 22-5 (WB)                     10494
 OK      CANADIAN                  UNION CITY PROSPECT           BROWN 22-1                             10498
 OK      CANADIAN                  UNION CITY PROSPECT           FEDDERSON 14-1                         10542
 OK      CANADIAN                  UNION CITY PROSPECT           FEDDERSON 14-2                         10543
 OK      CANADIAN                  UNION CITY PROSPECT           HURST 13-1                             10567
 OK      CANADIAN                  UNION CITY PROSPECT           JONAS 23-1                             10583
 OK      CANADIAN                  UNION CITY PROSPECT           JONAS 23-2                             10584
 OK      CANADIAN                  UNION CITY PROSPECT           NITZEL 29-1                            10641
 OK      CANADIAN                  UNION CITY PROSPECT           ROBINSON 15-1                          11050
 OK      CANADIAN                  UNION CITY PROSPECT           RUND 15-1                              10669
 OK      CANADIAN                  UNION CITY PROSPECT           SWEENEY 24-1                           10694
 OK      CANADIAN                  UNION CITY PROSPECT           SWEENEY 24-2                           10695
 OK      CANADIAN                  UNION CITY PROSPECT           VON TUNGELN 28-1                       10712
 OK      CANADIAN                  UNION CITY PROSPECT           ZEIDLER 23-1                           10731
 OK      CANADIAN                  UNION CITY PROSPECT           ZEIDLER 23-2                           10732
 OK      CANADIAN                  WATONGA-CHICKASHA PROSPECT    LITTLE                                 12588
 OK      CANADIAN                  WATONGA-CHICKASHA PROSPECT    CARTER 16-1                            10734
 OK      CANADIAN                  WATONGA-CHICKASHA PROSPECT    COURTNEY 26-1 (WB)                     10514

                                  EXHIBIT "A"

Attached to and made a part of that certain Master Conveyance between NATIONAL ENERGY GROUP, INC., Grantor and NEG HOLDING LLC, Grantee

STATE      COUNTY                   PROSPECT                                 WELL NAME                    PROSPECT ID
-----     --------            --------------------------                   ---------------                -----------
 OK       CANADIAN            WATONGA-CHICKASHA PROSPECT                   COURTNEY 36-1                      10515
 OK       CANADIAN            WATONGA-CHICKASHA PROSPECT                   LITTLE 21-2 (WB)                   10615
 OK       CANADIAN            WATONGA-CHICKASHA PROSPECT                   REESE 6-2                          10657
 OK       CANADIAN            WATONGA-CHICKASHA PROSPECT                   THIEL 10-2                         10701
 OK       CANADIAN            WATONGA-CHICKASHA PROSPECT                   THIEL 10-3                         10702
 OK       CANADIAN            YUKON PROSPECT                               SULLIVAN 10-2                      10743
 OK       CANADIAN            YUKON PROSPECT                               DOLEZAL 8-1                        10522
 OK       CANADIAN            YUKON PROSPECT                               ESTHER 8-1 (WB)                    10534
 OK       CANADIAN            YUKON PROSPECT                               FRY 11-1                           10547
 OK       CANADIAN            YUKON PROSPECT                               LAMB 19-7                          10604
 OK       CANADIAN            YUKON PROSPECT                               LEHMAN 20-1                        10611
 OK       CANADIAN            YUKON PROSPECT                               LEHMAN 20-2                        10612
 OK       CANADIAN            YUKON PROSPECT                               MACH 11-1                          10621
 OK       CANADIAN            YUKON PROSPECT                               RUMSEY 10-1                        10668
 OK       CANADIAN            YUKON PROSPECT                               RUMSEY 10-2                        10742
 OK       CANADIAN            YUKON PROSPECT                               SULLIVAN 10-1                      10693
 OK       COAL                ASHLAND PROSPECT                             CUNNINGHAM 24-2                    10340
 OK       CUSTER              CLINTON LAKE PROSPECT                        SHERRY BETH 26-5                   11887
 OK       CUSTER              CLINTON LAKE PROSPECT                        SHERRY BETH 26-2                   11813
 OK       CUSTER              CLINTON LAKE PROSPECT                        SHERRY BETH 26-3                   11886
 OK       CUSTER              CUSTER CITY PROSPECT                         CECIL 30-1                         10747
 OK       CUSTER              CUSTER CITY PROSPECT                         COIT 30-1A                         10748
 OK       CUSTER              FOSS RESERVOIR PROSPECT                      CLARK 26-1, RAY                    10179
 OK       CUSTER              FOSS RESERVOIR PROSPECT                      CLARK 26-3                         10178
 OK       CUSTER              FOSS RESERVOIR PROSPECT                      CLARK 26-4                         11088
 OK       CUSTER              PUTNAM PROSPECT                              KAUK 3-1 (WB)                      10796
 OK       DEWEY               LADD PROSPECT                                ARMSTRONG 1                        10128
 OK       DEWEY               LADD PROSPECT                                ARMSTRONG 2                        10129
 OK       DEWEY               LADD PROSPECT                                WILLS 1, PAUL                      10134
 OK       DEWEY               LADD PROSPECT                                WILLS 2, DALE                      10133
 OK       DEWEY               PUTNAM PROSPECT                              SCHOMP 14-1                        10874
 OK       DEWEY               PUTNAM PROSPECT                              BOWSER 8-2                         10771
 OK       DEWEY               PUTNAM PROSPECT                              GORE 8-2                           10783
 OK       DEWEY               PUTNAM PROSPECT                              GRAYBILL 16-1                      10784
 OK       DEWEY               PUTNAM PROSPECT                              GRAYBILL 9-1                       10785

                                  EXHIBIT "A"

Attached to and made a part of that certain Master Conveyance between NATIONAL ENERGY GROUP, INC., Grantor and NEG HOLDING LLC, Grantee

STATE          COUNTY                 PROSPECT                       WELL NAME                PROSPECT ID
-----     -----------------    ----------------------         ----------------------          -----------
 OK       DEWEY                PUTNAM PROSPECT                HAYES 7-2                          11323
 OK       DEWEY                PUTNAM PROSPECT                IRETON 35-4                        10795
 OK       DEWEY                PUTNAM PROSPECT                LAFAVE 13-2                        10800
 OK       DEWEY                PUTNAM PROSPECT                PRESLEY 1 (WELLBORE)               10804
 OK       DEWEY                PUTNAM PROSPECT                WILLIS 34-4                        10821
 OK       DEWEY                PUTNAM PROSPECT                BEADLES 28-1                       10768
 OK       ELLIS                BISHOP PROSPECT                ROBERTS 17-3, VERNA                11027
 OK       ELLIS                HARMON EAST PROSPECT           ELEM 35-1                          10246
 OK       GARVIN               GOLDEN TREND PROSPECT          WORLEY 3-2                         10871
 OK       GRADY                GOLDEN TREND PROSPECT          TIGER 21-A                         10869
 OK       GRADY                WATONGA-CHICKASHA PROSPECT     KOERNER 24-1                       10159
 OK       HARPER               FORT SUPPLY PROSPECT           RAY 28-1, DON (WB)                 10291
 OK       HASKELL              KINTA PROSPECT                 RICHISON 32-2(WB)                  10364
 OK       HASKELL              KINTA PROSPECT                 STEELE 5-3 (WB)                    10372
 OK       KINGFISHER           NEG - MISCELLANEOUS            KINGFISHER YARD                    12077
 OK       KINGFISHER           OKARCHE SOUTHWEST PROSPECT     SCHWARZ 36-3 (WB)                  10297
 OK       KINGFISHER           OKARCHE SOUTHWEST PROSPECT     SIMUNEK 33-1                       10301
 OK       KINGFISHER           OKARCHE SOUTHWEST PROSPECT     SIMUNEK 33-3                       10302
 OK       KINGFISHER           OKARCHE WEST PROSPECT          KRITTENBRINK 35-4                  10269
 OK       KINGFISHER           SOONER TREND PROSPECT          LEE 6-1, MARJORIE                  10273
 OK       KINGFISHER           SOONER TREND PROSPECT          MURPHY 2                           10284
 OK       KINGFISHER           SOONER TREND PROSPECT          RUDD 5-1                           10292
 OK       KINGFISHER           SOONER TREND PROSPECT          THROCKMORTON 6-1                   10309
 OK       LATIMER              HARTSHORNE SOUTH PROSPECT      BLUE MOUNTAIN 22-1 (WB)            10334
 OK       LATIMER              KINTA PROSPECT                 COBLENTZ 1-3                       10338
 OK       LATIMER              KINTA PROSPECT                 COBLENTZ 1-4                       10380
 OK       LATIMER              KINTA PROSPECT                 GROSSBART 31-1                     10347
 OK       LATIMER              KINTA PROSPECT                 KEY 20-2 (WELLBORE)                10353
 OK       LATIMER              KINTA PROSPECT                 SWAW 14-1                          10368
 OK       LATIMER              RED OAK-NORRIS PROSPECT        COBLENTZ 16-4 (WB)                 10339
 OK       LATIMER              ROBBERS CAVE PROSPECT          GLENN 2-4 C & T                    10346
 OK       LATIMER              ROBBERS CAVE PROSPECT          GLENN 2-5                          10381
 OK       LATIMER              ROBBERS CAVE PROSPECT          WEAVER 5-4                         11879
 OK       LATIMER              ROBBERS CAVE PROSPECT          WEAVER 5-6, DOVIE C                11881
 OK       LATIMER              ROBBERS CAVE PROSPECT          WEAVER 5-7, DOVIE C                11882

                                   EXHIBIT "A"

Attached to and made a part of that certain Master Conveyance between NATIONAL ENERGY GROUP, INC., Grantor and NEG HOLDING LLC, Grantee


STATE              COUNTY                  PROSPECT                           WELL NAME               PROSPECT ID
-----          --------------      ------------------------           ------------------------        -----------
 OK            LATIMER             ROBBERS CAVE PROSPECT              WEAVER 6-3, DOVIE                  10375
 OK            LATIMER             ROBBERS CAVE PROSPECT              WEAVER 6-4                         10383
 OK            LATIMER             ROBBERS CAVE PROSPECT              WEAVER 6-5                         11078
 OK            LATIMER             ROBBERS CAVE PROSPECT              WEAVER C 8, DOVIE                  11664
 OK            LATIMER             WILBURTON PROSPECT                 ROBINSON 12-3                      11446
 OK            LATIMER             WILBURTON PROSPECT                 TOPPING STATE 9-2 C & T            10373
 OK            MAJOR               CEDARDALE NORTHEAST PROSPECT       NEWTON 20-2                        12201
 OK            MAJOR               CEDARDALE NORTHEAST PROSPECT       NEWTON J 20-1                      10285
 OK            MAJOR               SEILING NORTHEAST PROSPECT         CASE 20-2 (WB)                     10232
 OK            MAJOR               SEILING NORTHEAST PROSPECT         DVORAK 20-1                        10244
 OK            MAJOR               SEILING NORTHEAST PROSPECT         WHITAKER 10-1                      10318
 OK            MCCLAIN             GOLDEN TREND PROSPECT              HARRIS 34-1                        10841
 OK            OKLAHOMA            NEG - MISCELLANEOUS                CIMARRON OIL TOOLS                 12075
 OK            OKLAHOMA            NEG - MISCELLANEOUS                ICO/RODCO (OKC)                    12076
 OK            OKLAHOMA            NEG - MISCELLANEOUS                PINNACLE WELLHEAD YARD             12041
 OK            OKLAHOMA            NEG - MISCELLANEOUS                WASHITA VALLEY YARD                12040
 OK            OKLAHOMA            NEMAHA RIDGE PROSPECT              ROSE HILL 8-1                      10762
 OK            OKLAHOMA            NEMAHA RIDGE PROSPECT              SOUTHERN 7-1                       10763
 OK            PITTSBURG           WILBURTON PROSPECT                 WEBBER A 18-1                      10377
 OK            ROGER MILLS         LINVILLE PROSPECT                  LINVILLE 32-6                      12188
 OK            ROGER MILLS         LINVILLE PROSPECT                  ELLIOTT 32-1                       10182
 OK            ROGER MILLS         LINVILLE PROSPECT                  LINVILLE 32-2                      10194
 OK            ROGER MILLS         LINVILLE PROSPECT                  SULLIVAN 32-4                      11052
 OK            ROGER MILLS         LINVILLE PROSPECT                  SULLIVAN 32-5                      11873
 OK            ROGER MILLS         STRONG CITY PROSPECT               WESNER 31-1                        10210
 OK            SEQUOYAH            PENO PROSPECT                      BRADY 33-2, KATHERINE (WB)         10335
 OK            STEPHENS            MISCELLANEOUS-OK PROSPECT          LORRE 127H                         11832
 OK            WASHITA             CANUTE NORTH PROSPECT              MECHEK 2-4                         11632
 OK            WASHITA             CANUTE NORTH PROSPECT              MUSIC 2-6                          12230
 OK            WASHITA             CANUTE NORTH PROSPECT              BROWNING 2-1                       11880
 OK            WASHITA             CANUTE NORTH PROSPECT              GUNTER 2-1                         10185
 OK            WASHITA             CANUTE NORTH PROSPECT              GUNTER 2-5                         11812
 OK            WASHITA             CARNEGIE NORTH PROSPECT            ARTHUR 24-1                        10172
 OK            WASHITA             ELK CITY PROSPECT                  FINNELL 34-2 A                     10211


                                  EXHIBIT "A"

Attached to and made a part of that certain Master Conveyance between NATIONAL ENERGY GROUP, INC., Grantor and NEG HOLDING LLC, Grantee


STATE              COUNTY                  PROSPECT                          WELL NAME                PROSPECT ID
-----          --------------      ------------------------           ------------------------        -----------
 OK            WOODS                OAKDALE PROSPECT                  SISSON 36-2                        10304
 OK            WOODWARD             SHARON WEST PROSPECT              LOVE 1, HOMER                      11080
 OK            WOODWARD             SHARON WEST PROSPECT              LOVE 2A, HOMER                     10326
 OK            WOODWARD             SHARON WEST PROSPECT              LOVE 4, HOMER                      10327
 TX            BURLESON             MISCELLANEOUS - TX PROSPECT       GRAEF & SHONKA 1/G-2 #1            10953
 TX            BURLESON             MISCELLANEOUS - TX PROSPECT       STEGMUELLER 3 RE                   10966
 TX            ECTOR                GOLDSMITH ADOBE UNIT PROSPECT     GOLDSMITH ADOBE UNIT               11016
 TX            ECTOR                NEG - MISCELLANEOUS               GAU YARD                           12074
 TX            FAYETTE              GIDDINGS PROSPECT                 MARIA 1 (AUSTIN CHALK)             11876
 TX            GREGG                OAK HILL PROSPECT                 CHEROKEE WATER CO 5                10891
 TX            GREGG                OAK HILL PROSPECT                 CHEROKEE WATER CO 6                11024
 TX            HARRISON             BETHANY PROSPECT                  GRIMSINGER 1                       10912
 TX            HARRISON             BLOCKER PROSPECT                  BELL 1, CAROLYN                    10910
 TX            HARRISON             BLOCKER PROSPECT                  BELL 2, CAROLYN                    11367
 TX            HARRISON             BLOCKER PROSPECT                  DIXON 1, MATTIE                    10911
 TX            HARRISON             BLOCKER PROSPECT                  DIXON 2, MATTIE                    11368
 TX            HARRISON             BLOCKER PROSPECT                  DIXON 3, MATTIE                    11638
 TX            HARRISON             BLOCKER PROSPECT                  LOFTIS GU 1                        10913
 TX            HARRISON             BLOCKER PROSPECT                  RESCH GU 1                         10914
 TX            HARRISON             BLOCKER PROSPECT                  SIMS 1, ROLLIE C                   10915
 TX            HARRISON             BLOCKER PROSPECT                  SIMS 2, ROLLIE C                   10916
 TX            HARRISON             BLOCKER PROSPECT                  SIMS 3, ROLLIE C                   10917
 TX            HARRISON             BLOCKER PROSPECT                  SIMS 4, ROLLIE C                   10918
 TX            HARRISON             BLOCKER PROSPECT                  SIMS 5, ROLLIE C                   11251
 TX            HARRISON             BLOCKER PROSPECT                  SIMS 6, ROLLIE C                   11069
 TX            HARRISON             BLOCKER PROSPECT                  SIMS 7, ROLLIE C                   11028
 TX            HARRISON             BLOCKER PROSPECT                  WALDRON 1                          10920
 TX            HARRISON             BLOCKER PROSPECT                  WALDRON 2                          10921
 TX            HARRISON             BLOCKER PROSPECT                  WALDRON 3                          10922
 TX            HARRISON             BLOCKER PROSPECT                  WALDRON 4                          10923
 TX            HARRISON             BLOCKER PROSPECT                  WALDRON 6                          11023
 TX            HARRISON             BLOCKER PROSPECT                  WALDRON 7                          10909
 TX            HARRISON             BLOCKER PROSPECT                  WALDRON 8                          11058
 TX            HARRISON             BLOCKER PROSPECT                  WALDRON 5                          11371


                                  EXHIBIT "A"

Attached to and made a part of that certain Master Conveyance between NATIONAL ENERGY GROUP, INC., Grantor and NEG HOLDING LLC, Grantee

STATE              COUNTY                  PROSPECT                          WELL NAME                PROSPECT ID
-----          --------------      ------------------------           ------------------------        -----------
 TX            HARRISON             BLOCKER PROSPECT                  SIMS/WALDRON TANK BATTERY          11851
 TX            HEMPHILL             BUFFALO WALLOW PROSPECT           HUFF 16-2                          11888
 TX            HEMPHILL             BUFFALO WALLOW PROSPECT           FILLINGIM - TEAS 1                 10905
 TX            HEMPHILL             BUFFALO WALLOW PROSPECT           HUFF 1                             10906
 TX            LEE                  GIDDINGS PROSPECT                 LAWRENCE 1 RE                      13000
 TX            LEON                 BEARGRASS PROSPECT                RUSSELL GU A 2                     10964
 TX            NUECES               NOAH PROSPECT                     STATE 904-S 4                      12589
 TX            ORANGE               SABINE LAKE FIELD                 STATE TRACT 8 #1                   12591
 TX            RUSK                 OAK HILL PROSPECT                 CHEROKEE WATER CO 1                10887
 TX            RUSK                 OAK HILL PROSPECT                 CHEROKEE WATER CO 2                10888
 TX            RUSK                 OAK HILL PROSPECT                 CHEROKEE WATER CO 3                10889
 TX            RUSK                 OAK HILL PROSPECT                 CHEROKEE WATER CO 4                10890
 TX            RUSK                 OAK HILL PROSPECT                 CHEROKEE WATER CO 7                11060
 TX            RUSK                 OAK HILL PROSPECT                 GLADNEY 4U                         11653
 TX            RUSK                 OAK HILL PROSPECT                 GLADNEY GAS UNIT 1                 10880
 TX            RUSK                 OAK HILL PROSPECT                 GLADNEY GAS UNIT 2                 10881
 TX            RUSK                 OAK HILL PROSPECT                 GLADNEY GAS UNIT 3                 10882
 TX            RUSK                 OAK HILL PROSPECT                 GLADNEY GAS UNIT 4L                10883
 TX            RUSK                 OAK HILL PROSPECT                 GLADNEY GAS UNIT 5                 10884
 TX            RUSK                 OAK HILL PROSPECT                 GLADNEY GAS UNIT 6                 11068
 TX            RUSK                 OAK HILL PROSPECT                 MCHANEY GAS UNIT 1, WELL 1         10885
 TX            RUSK                 OAK HILL PROSPECT                 MCHANEY GAS UNIT 1, WELL 2         11076
 TX            RUSK                 OAK HILL PROSPECT                 SHELTON 1                          10886
 TX            RUSK                 OAK HILL PROSPECT                 SHELTON 2                          11642
 TX            RUSK                 OAK HILL PROSPECT                 GLADNEY 8                          11657